UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2012

Apricus Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 222-8041

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 5, 2012, the Compensation Committee of the Board of Directors of Apricus Biosciences, Inc. (the “Company”) approved (i) annual increases in the base salaries for those officers identified below and (ii) the payment of annual cash bonus awards for fiscal 2011 for the same officers. Salary increases were effective as of January 1, 2012, which was the start of the current fiscal year.

Name	Title	New Salary	Bonus Payment
Bassam Damaj, Ph.D	President and Chief Executive Officer	$463,950	$180,000
Steven Martin(1)	Senior Vice President and Chief Financial Officer	$268,060	$42,467
Randy Berholtz	Executive Vice President, General Counsel and Secretary	$257,750	$60,000
Edward Cox	Vice President Corporate Development and Investor Relations	$180,000	$38,400

___________________________________________________________________________________________________________

(1)	Mr. Martin was appointed our Senior Vice President and Chief Financial Officer effective June 2, 2011, and accordingly received a pro rated bonus payment for fiscal 2011.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2012	Apricus Biosciences, Inc.

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, General Counsel and Secretary